UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 4, 2007

Alliant Energy Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4902 North Biltmore Lane, Madison, Wisconsin		53718
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(608) 458-3311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition.

On May 4, 2007, Alliant Energy Corporation (the “Company”) issued a press release announcing its earnings for the first quarter ended March 31, 2007 and updated projected capital expenditures for 2007. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein. Included in this press release are first quarter 2006 earnings from continuing operations excluding debt reduction charges, which are non-GAAP (accounting principles generally accepted in the United States of America) financial amounts. Alliant Energy has reported these non-GAAP financial amounts as alternate measures to enable investors to better understand the operating performance of Alliant Energy.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following exhibits are being furnished herewith:
(99.1)	Alliant Energy Corporation press release dated May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: May 4, 2007	By: /s/ Thomas L. Hanson
Thomas L. Hanson
Vice President-Controller and
Chief Accounting Officer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated May 4, 2007

Exhibit Number

(99.1)	Alliant Energy Corporation press release dated May 4, 2007.